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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 25, 2000


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2000, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-1, Mortgage Pass-Through Certificates, Series
                 2000-1).


                                  CWMBS, INC.
         -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                         333-72655            95-4449516
------------------------------        ------------------   ---------------------
 (State of Other Jurisdiction            (Commission         (I.R.S. Employer
       of Incorporation)                 File Number)       Identification No.)

         4500 Park Granada
         Calabasas, California                                     91302
-----------------------------------                             ------------
       (Address of Principal                                     (Zip Code)
         Executive Offices)




       Registrant's telephone number, including area code (818) 225-3240


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




Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-1, Countrywide Securities Corporation ("CSC"), as one of the Underwriters of the Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 27, 2000.

















* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated January 25, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-1.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. CSC Computational Materials filed on Form SE dated January 27, 2000.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.




                                        By: /s/ Celia Coulter
                                           ---------------------------
                                            Celia Coulter
                                            Vice President



Dated:  January 27, 2000

                                 Exhibit Index



Exhibit                                                                   Page

99.1.    CSC Computational Materials filed on Form SE dated                6
         January 27,2000.

                                 EXHIBIT 99.1

     CSC Computational Materials filed on Form SE dated January 27, 2000.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                              January 27, 2000


BY MODEM:
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 2000-1
                  Mortgage Pass-Through Certificates,
                  Series 2000-1

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                   Very truly yours,

                                                   / s / Amy Sunshine

                                                   Amy Sunshine





Enclosure